EXHIBIT 99.2
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                          SECOND SUPPLEMENTAL INDENTURE

                         Dated as of __________ __, 2003

                                      among

                          NEBRASKA BOOK COMPANY, INC.,

                              THE BANK OF NEW YORK,
                                   as Trustee

                                       and

                           the Guarantor named herein


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                        8 3/4% Senior Subordinated Notes
                                    Due 2008


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         SECOND SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of ___________ __, 2003, among Nebraska Book Company, Inc., a Kansas corporation (the "Company"), Specialty Books, Inc., a Delaware corporation (the
"Guarantor"), and The Bank of New York, as successor to United States Trust Company of New York, as trustee under the Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Indenture, dated as of February 13, 1998, and amended on July 1, 2002, among the Company, the Guarantor, and the Trustee (as so amended, the "Indenture"), the Company duly issued its 8 3/4% Senior Subordinated Notes Due 2008 (the "Securities") in the aggregate principal amount of $110 million;

         WHEREAS, pursuant to Section 9.2 of the Indenture, the Company, the Guarantor and the Trustee together, with the written consent of the Holders of at least a majority in principal amount of the Securities, are authorized to amend or supplement the Indenture as set forth in this Supplemental Indenture;

         WHEREAS, the Company distributed a Consent Solicitation Statement, dated October 6, 2003 (as amended, the "Consent Solicitation Statement"), in order to, among other things, solicit consents (the "Consents") from the Holders of the Securities to amendments to the Indenture; and

         WHEREAS, the Company, the Guarantor and the Trustee desire and have agreed to execute and deliver this Supplemental Indenture as herein provided and all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled and the execution and delivery hereof have been in all respects duly authorized by all necessary parties.

         NOW, THEREFORE, for and in consideration of the premises contained herein, it is mutually covenanted and agreed for the benefit of all Holders of the Securities as follows:

         Section 1. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

         Section 2. Section 1.1 of the Indenture is hereby amended as follows:

                  (a) The definition of "Consolidated Interest Expense" is amended by inserting the words "or the Transactions" following the word "Recapitalization" appearing in the parenthetical phrase in clause (ii) of such definition.

                  (b) The definition of "Consolidated Net Income" is amended as follows:

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                           (i)      by deleting "and (vi)" appearing therein and
                  replacing it with "; (vi)"; and

                           (ii) by adding the following new clause (vii) after clause (vi):

                           "and (vii) any expenses, amortization and charges related to the Transactions."

                  (c) The definition of "Permitted Liens" is amended as follows:

                           (i) by deleting "and (p)" appearing therein and replacing it with "; (p)"; and

                           (ii) by adding the following new clause (q) after clause (p):

                           "; and (q) Liens securing Indebtedness and other obligations under hedging agreements entered into with any lender under the Credit Agreement (or an Affiliate of any such lender) and cash management services agreements with any lender under the Credit Agreement (or an Affiliate of any such lender)."

                  (d) A new definition of "Transactions" is added immediately following the definition of "TIA", to read in its entirety as follows:

                           ""Transactions" means, collectively, (a) entering into credit facilities contemplated by that commitment letter, dated September 30, 2003, to the Company from J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citicorp North America, Inc. and Citigroup Global Markets Inc., (b) all Indebtedness under the Credit Agreement, dated as of February 13, 1998, among Holdings, the Company, any guarantors party thereto, JPMorgan Chase Bank, as administrative agent for the lenders, and the lenders named therein, as amended from time to time through [November __, 2003],1 is refinanced and/or repaid (including by virtue of being deemed to be outstanding under the credit facilities referred to in clause (a)), (c) paying a dividend or making a distribution to, or otherwise making advances to or other Investments in, Holdings in an amount not to exceed $91.0 million to permit Holdings to (i) purchase or redeem Holdings' Capital Stock, including the purchase and cancellation of employee stock options, and (ii) pay

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1    Date of Supplemental Indenture.

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                           fees and expenses related to the Transactions, (d)
                           obtaining the consent of the Holders of the Securities to the amendment of the Indenture to permit the Transactions, as further described in the consent solicitation statement dated October 6, 2003, and (e) obtaining the consent of the holders of the Holdings Senior Discount Debentures to the amendment of the indenture under which such debentures were issued to permit the Transactions, as further described in the consent solicitation statement dated October 6, 2003."

         Section 3. Section 3.5(b) of the Indenture is amended as follows:

                  (a) by deleting "and (viii)" appearing therein and replacing it with "(viii)"; and

                  (b)      by adding the following new clause (ix) after clause
         (viii):

                           "and (ix) to the extent that Restricted Payments are not permitted by Section 3.5(a), Restricted Payments made as part of or in connection with the Transactions; PROVIDED, HOWEVER, that the aggregate amount of Restricted Payments made as part of or in connection with the Transactions pursuant to Section 3.5(a) and this clause (ix) shall not exceed $91.0 million; and PROVIDED, FURTHER, that that any such Restricted Payments made pursuant to this clause (ix) shall be excluded in the calculation of the amount of Restricted Payments."

         Section 4. The Company and the Guarantor agree that the Trustee is permitted to place a notation about this Supplemental Indenture on the Notes in accordance with the provisions of Section 9.5 of the Indenture.

         Section 5. The Trustee accepts this Supplemental Indenture and agrees to execute the trust created by the Indenture as hereby supplemented, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limit its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby supplemented.

         Section 6. The Indenture, supplemented as hereinabove set forth, is in all respects ratified and confirmed, and the terms and conditions thereof, supplemented as hereinabove set forth, shall be and remain in full force and effect.

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         Section 7.        The recitals contained in this Supplemental Indenture
shall be taken as the statements made solely by the Company and the Guarantor, and the Trustee shall have no liability or responsibility for their correctness and, without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to (i) the validity or sufficiency of this Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Company and the Guarantor by corporate action or otherwise, (iii) the due execution hereof by the Company and the Guarantor or (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 8. The amendments set forth in Sections 2 and 3 above will only become operative on the date (the "Operative Date") on which (i) the credit facilities contemplated by the commitment letter, dated September 30, 2003, to the Company from J.P. Morgan Securities Inc., JPMorgan Chase Bank, Citicorp North America, Inc. and Citigroup Global Markets Inc. are entered into and are in full force and effect, (ii) all Indebtedness under the Credit Agreement, dated as of February 13, 1998 among Holdings, the Company, any guarantors party thereto, JPMorgan Chase Bank, as administrative agent for the lenders, and the lenders named therein, as amended from time to time through the date hereof, is refinanced and/or repaid (including by virtue of being deemed to be outstanding under the credit facilities referred to in clause (i)), (iii) Holdings has obtained the consent of the holders of the Holdings Senior Discount Debentures to the amendment of the indenture governing the Holdings Senior Discount Debentures to permit the Transactions, as further described in the Consent Solicitation Statement, dated October 6, 2003 (the "Holdings Consent Solicitation Statement"), and (iv) Holdings and The Bank of New York, as trustee, have entered into a supplement indenture to the indenture governing the Holdings Senior Discount Debentures to give effect to the amendments described in the Holdings Consent Solicitation Statement. Any Consent Fees (as defined in the Consent Solicitation Statement) payable to holders of Securities as consideration for their Consents pursuant to the Consent Solicitation Statement shall not be payable unless and until the Operative Date occurs. If the Operative Date does not occur by [January 2, 2004],2 then the amendments set forth in Sections 2 and 3 shall have no effect, the Indenture shall be amended without any further action so that it reads the same as it did immediately prior to the date hereof and no Consent Fees shall be payable by the Company.

         SECTION 9. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

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2    90 days after the Record Date.

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         Section 10.       The parties may sign any number of copies of this
Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Supplemental Indenture to be duly executed as of the date first written above.



                                   NEBRASKA BOOK COMPANY, INC.



                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                   THE BANK OF NEW YORK


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title:



                                   Guarantor:

                                   SPECIALTY BOOKS, INC.


                                   By:
                                        ---------------------------------------
                                        Name:
                                        Title: